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Prospectus Supplement

October 1, 1997*

IDS Global Balanced Fund (Oct. 31, 1996) S-6352 A (10/96)
IDS International Fund (Dec. 30, 1996) S-6140 K (12/96)

The "Portfolio manager" sections of the above prospectuses are revised to delete the references to Paul Hopkins and to add the following:

Portfolio manager

Peter Lamaison joined AEFC in 1981 and currently serves as portfolio manager. He provides day-to-day portfolio management for the international equities portion of Total Return Portfolio. He also serves as president and chief executive officer of American Express Asset Management International Inc.





























S-6149 C (10/97)
*Valid until next prospectus update

Destroy Dec. 30, 1997